Exhibit  10.29

FIRST AMENDMENT TO TERM LOAN AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT AND CONSENT (this “Amendment”), effective as of February 6, 2013, by and among Furniture Brands International, Inc., a Delaware corporation (the “Company”), Broyhill Furniture Industries, Inc., a North Carolina corporation (“Broyhill Furniture”), HDM Furniture Industries, Inc., a Delaware corporation (“HDM Furniture”), Lane Furniture Industries, Inc., a Mississippi corporation (“Lane Furniture”), Maitland-Smith Furniture Industries, Inc., a Delaware corporation (“Maitland Furniture”), Thomasville Furniture Industries, Inc., a Delaware corporation (“Thomasville Furniture”; together with the Company, Broyhill Furniture, HDM Furniture, Lane Furniture, Maitland Furniture and Thomasville Furniture are sometimes referred to herein collectively as “Borrowers” and individually as a “Borrower”), the other Credit Parties party hereto, Pathlight Capital LLC, a Delaware limited liability company, as administrative agent and collateral agent for the Term Lenders (in such capacities, “Agent”), and the other Term Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrowers, the other Credit Parties signatory thereto, the lenders party thereto from time to time (the “Term Lenders”), the other agents party thereto and Agent are parties to that certain Term Loan Agreement, dated as of September 25, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers and the other Credit Parties have requested that the Term Lenders amend certain terms, and provide certain consents, in each case, to the Credit Agreement and the other Loan Documents; and
WHEREAS, Agent and the Term Lenders have agreed to the requested amendment and consents on the terms and subject to the conditions set forth herein;
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms not otherwise defined herein (including the recitals and preamble hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement, after giving effect to this Amendment, and further agree as follows:
1.    Amendments to the Credit Agreement.
(a)    Section 1.6(b) of the Credit Agreement, “Asset Dispositions; Events of Loss”, is hereby amended and modified by deleting the final paragraph thereof in its entirety and inserting the following in lieu thereof:
“then (A) the Borrower Representative shall promptly notify the Term Agent of such Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by a Credit Party and/or such Subsidiary in respect thereof) and (B) promptly upon receipt by a Credit Party and/or such Subsidiary of any Net Proceeds of such Disposition or Event of Loss (including, for the avoidance of doubt, the receipt by a Credit Party and/or such Subsidiary of any principal payment, including, without limitation, any payments in the ordinary course or prepayments, made on any of the promissory notes listed on Schedule 5.4 and any future promissory notes executed after the Closing Date in favor of any Credit Party which constitute Term Loan Priority Collateral, but excluding, in each case, (i) any intercompany promissory note executed between Credit Parties and/or any Subsidiary thereof, (ii) any promissory note that evidences the proceeds of (A) any Non-Borrowing Base Real Estate or (B) any other Term Loan Priority Collateral in which a Credit Party and/or a Subsidiary is not required to make a mandatory prepayment pursuant to clauses (x), (y) or (z) below or (iii) any promissory note that evidences the proceeds of any disposition that is specifically excluded from the definition of “Disposition” (the “Notes”)), the Borrowers shall deliver, or cause to be delivered, an amount equal to such Net Proceeds to the Term Agent for distribution to the Term Lenders as a prepayment of the Term Loan, which prepayment shall be applied in accordance with Section 1.8(c)(i) or Section 1.8(c)(ii), as the case may be; provided that, notwithstanding anything to the contrary contained herein, (v) only $85,000 shall be required to be paid to the Term Agent for application to the Term Loan in connection with the Initial Mexican Equipment Transfer, (w) if the Event of Loss giving rise to such Net Proceeds could not reasonably be expected to have a Material Adverse Effect and such Net Proceeds do not exceed $1,000,000 in the aggregate, the Borrowers shall be permitted to replace, repair, restore or rebuild such Term Loan Priority Collateral, provided further that, pending such replacement, repair, restoration or rebuilding, unless otherwise agreed by the Term Agent and the Required Lenders, such Net Proceeds shall be held in a Term Loan Priority Account subject to a Control Agreement in favor of the Term Agent, (x) no such prepayments shall be required with respect to Term Loan Priority Collateral consisting of (1) the Non-Borrowing Base Real Estate or (2) any interest payments made on the Notes (in each case, as long as such Disposition is not in connection with a liquidation of substantially all of the Credit Parties' assets and as long as no Event of Default exists under Section 6.1(a), Section 6.1(f) or Section 6.1(g) hereof), (y) with respect to any Net Proceeds from the Disposition of the Credit Parties' trade names and related Intellectual Property, only the Net Proceeds which are specifically allocated to the value of such trade names and related Intellectual Property shall be paid to the Term Agent, and (z) the Net Proceeds with respect to Term Loan Priority Collateral consisting of furniture, fixtures and equipment (other than the furniture, fixtures and equipment which are included in the Initial Mexican Equipment Transfer, which may not be reinvested) or capital stock may be reinvested, within 270 days after the receipt of such Net Proceeds, in other assets to be used in the operation of the Credit Parties' business, provided that the amounts so reinvested shall not exceed $250,000 in any twelve month period or $1,000,000 in the aggregate from and after the Closing Date.”

(b)    Section 10.1 of the Credit Agreement, “Defined Terms”, is hereby amended and modified by deleting the definition of “Restricted Amount” in its entirety and inserting the following in lieu thereof:
““Restricted Amount” means, at any time, an amount equal to the sum at such time of (a) the aggregate amount of Investments made by Credit Parties after the Closing Date in Subsidiaries that are not Credit Parties made pursuant to Section 5.4(f), including, without limitation, the Initial Mexican Equipment Transfer, (b) the outstanding principal amount of intercompany loans and advances made by Credit Parties after the Closing Date to Subsidiaries which are not Credit Parties pursuant to Section 5.4(g) and (c) the aggregate principal amount of Indebtedness of Subsidiaries which are not Credit Parties which is guaranteed by Credit Parties after the Closing Date pursuant to Section 5.4(h) (in each case determined without regard to any write-downs or write-offs).”
(c)    Section 10.1 of the Credit Agreement, “Defined Terms”, is hereby amended and modified by inserting the following new definitions in appropriate alphabetical order:
““First Amendment” means that certain First Amendment to Term Loan Agreement and Consent dated as of January 29, 2013 among the Borrowers, the Term Lenders party thereto and the Agent.
“Initial Mexican Equipment Transfer” has the meaning given to such term in the First Amendment.”
2.    Consent. Notwithstanding anything to the contrary contained in any of Section 3.21, Section 5.2, Section 5.4 or Section 5.6 of the Credit Agreement, any other provision of the Credit Agreement or any provision in any of the other Loan Documents, Agent and the Term Lenders hereby consent and agree that (a) any Credit Party shall be permitted to transfer the equipment listed on Schedule A attached hereto from any United States location of any Credit Party to any Mexican location of any Credit Party and/or Subsidiary of any Credit Party (the “Initial Mexican Equipment Transfer”) so long as (i) the fair market value of such equipment at the time of such transfer reduces the amount of the basket available for the Restricted Amount as set forth in Sections 5.4(f), (g) and (h) of the Credit Agreement for all purposes and (ii) Borrowers shall make prepayment of the Term Loan as required pursuant to Section 1.6 of the Credit Agreement within 2 Business Days after the date of such transfer, (b) any Credit Party shall be permitted to transfer any equipment that is purchased solely for the purpose of transferring such equipment to any Mexican location of any Credit Party and/or Subsidiary of any Credit Party so long as (i) such equipment is transferred within 30 days of such purchase and (ii) the purchase price of such equipment shall reduce the amount of the basket available for the Restricted Amount as set forth in Sections 5.4(f), (g) and (h) of the Credit Agreement for all purposes, and (c) no Credit Party shall be required to take any further action to perfect the security interest of Agent in any such transferred equipment under clause (a) or (b).
3.    Acknowledgement and Waiver. In the event that any Event of Default is deemed to have occurred and be continuing on the date hereof under the Credit Agreement as a result of (a) the failure of the Credit Parties to have deposited all proceeds from the Term Loan Priority Collateral in the Term Loan Priority

Account, as and when received, or (b) the failure of the Credit Parties to have paid the principal amounts received on account of the Notes in reduction of the Term Loan, each Term Lender hereby acknowledges that by its signature below, each such Event of Default is hereby waived by such Term Lender. This waiver is a one-time accommodation to the Credit Parties and is not an amendment or waiver of the terms of the Credit Agreement with respect to any other Defaults or Events of Default which may now exist or hereafter arise or with respect to transactions or events after the date hereof.
4.    No Other Consents or Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent and the Term Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Credit Party hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any other Loan Document or a course of dealing between Borrowers and the other Credit Parties, on the one hand, and the Term Lenders, on the other hand, at variance with the Credit Agreement or any other Loan Document such as to require further notice by the Term Lenders to Borrowers or such Credit Parties to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. Each Borrower and each other Credit Party acknowledges and expressly agrees that the Term Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Neither any Borrower nor any other Credit Party has knowledge of any challenge to the Term Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.
5.    Conditions Precedent to Effectiveness. This Amendment shall be effective as of the date first written above upon satisfaction of the following:
(a)    Agent's receipt of a counterpart hereof duly executed by Borrowers, Credit Parties and each Term Lender;
(b)    all necessary resolutions, consents and approvals to this Amendment shall have been obtained by the Credit Parties and delivered to Agent (if any);
(c)    after giving effect to this Amendment, no Default or Event of Default shall exist; and
(d)    the representations and warranties of Borrowers and other Credit Parties contained in this Amendment shall be true and accurate in all respects (or, with respect to any representation or warranty that is not otherwise qualified as to materiality, in all material respects).
6.    Representations and Warranties of Borrowers and Other Credit Parties. The Credit Parties executing this Amendment, jointly and severally, make the following representations and warranties to Agent and each Term Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Amendment:

(a)    this Amendment has been executed and delivered by duly authorized representatives of each Credit Party, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms;
(b)    after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing; and
(c)    all of the representations and warranties of each Credit Party contained in the Credit Agreement continue to be true and correct in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date or except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, as amended hereby.
7.    Effect on the Credit Agreement and other Loan Documents. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.
8.    Costs and Expenses. Each Borrower, jointly and severally, agrees to pay on demand all fees, costs and expenses incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
9.    Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto.
10.    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, as of the day and year first written above.
BORROWERS:
FURNITURE BRANDS INTERNATIONAL, INC.

By:
Name:
Title:
BROYHILL FURNITURE INDUSTRIES, INC.

By:
Name:
Title:
HDM FURNITURE INDUSTRIES, INC.

By:
Name:
Title:
LANE FURNITURE INDUSTRIES, INC.

By:
Name:
Title:

MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
By:
Name:
Title:
THOMASVILLE FURNITURE INDUSTRIES, INC.
By:
Name:
Title:

AGENT AND TERM LENDERS:
PATHLIGHT CAPITAL, LLC, as Agent and a Term Lender
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Lender
By:
Name:

The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.
CREDIT PARTIES:
ACTION TRANSPORT, INC.

By:
Name:
Title:
BROYHILL HOME FURNISHINGS, INC.

By:
Name:
Title:
BROYHILL RETAIL, INC.

By:
Name:
Title:
FURNITURE BRANDS RESOURCE COMPANY, INC.

By:
Name:
Title:

FURNITURE BRANDS HOLDINGS, INC.

By:
Name:
Title:
FURNITURE BRANDS OPERATIONS, INC.

By:
Name:
Title:
HDM RETAIL, INC.

By:
Name:
Title:
LANE HOME FURNISHINGS RETAIL, INC.

By:
Name:
Title:
FURNITURE BRANDS HOLDINGS, INC.

By:
Name:
Title:

THOMASVILLE HOME FURNISHINGS, INC.

By:
Name:
Title:
THOMASVILLE RETAIL, INC.

By:
Name:
Title:

1527493.1